Exhibit 10.35

                          AMENDMENT NO. 2 AND WAIVER
                            TO THE CREDIT AGREEMENT


     Dated as of February 26, 1999

          AMENDMENT NO. 2 AND WAIVER TO THE CREDIT AGREEMENT among Iron Age Corporation, a Delaware corporation (the "Borrower"), Iron Age Holdings
                                          --------
Corporation, a Delaware corporation (the "Parent Guarantor"), the banks,
                                          ----------------
financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Banque Nationale
                                                -------
de Paris, as agent (the "Agent") for the Lenders, initial issuing bank and swing
                         -----
line bank.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of April 24, 1998, and a Letter Waiver thereto dated as of August 28, 1998 (such Credit Agreement, as so amended, the "Credit Agreement").
                                                            ----------------
Capitalized terms not otherwise defined in this Amendment No. 2 and Waiver have the same meanings as specified in the Credit Agreement.

          (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                      ------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

          (a) The definition of "EBITDA" in Section 1.01 is amended by deleting the proviso and substituting therefor the following:

          "; provided that, for purposes of Section 5.04 and Schedule IV for
             --------
          each month ending during Fiscal Year 2000 included in any Rolling Period, EBITDA shall be the amount for such month as set forth on
          Schedule V hereto".

          (b) Section 3.02(iii) is amended in its entirety to substitute therefor the following:

               "(iii) for each Acquisition Borrowing, (a) such Borrowing shall be in compliance with the terms set forth in Section 5.02(f)(xi), 5.02(f)(xvi) or 5.02(f)(xvii), as applicable, and, if requested by the Agent or the Required Lenders, the Borrower will provide the Lender Parties with certificates and letters of the type referred to in Section 3.01(k)(xv) after giving effect to the application of proceeds from such Borrowing and (b) with respect to each Acquisition Borrowing occurring prior to April 30, 2000, the Parent Guarantor shall also be in compliance, before and after giving effect to the Investment related to such Acquisition Borrowing, with the financial covenants set forth in Schedule IV hereto; and"

          (e) Section 5.01(d) is amended in its entirety as follows:

               "(d)  Maintenance of Insurance.  Maintain, and cause each of
                     ------------------------
          their Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses as the Borrower and owning similar properties in the same general areas in which the Borrower, the Parent Guarantor or such Subsidiary operates; and, prior to April 30, 1999, obtain and thereafter maintain, key man life insurance on William J. Mills in an amount not less than $6,000,000 (which amount may be reduced by $2,000,000 on April 27, 2000 and on each anniversary thereafter), for the period from the date such insurance was obtained until the earlier of (i) the Termination Date or (ii) the date that William J. Mills ceases to be an employee of the Borrower of the Parent Guarantor, with an insurance carrier and pursuant to an insurance policy reasonably satisfactory to the Agent, which policy shall at all times be subject to an Assignment of Life Insurance Policy to the Agent for the benefit of the Secured Parties."

          (d) Section 5.04(c) is amended by deleting the amounts set opposite the following dates and substituting therefor the amount set forth below opposite each such date:

          Rolling Period Ending Closest To       Ratio
          ----------------------------------  -----------
          January 31, 1999                    1.50 : 1.00

          April 30, 1999                      1.40 : 1.00
          July 31, 1999                       1.40 : 1.00
          October 31, 1999                    1.40 : 1.00
          January 31, 2000                    1.50 : 1.00

          (e) Section 5.04 is amended by adding at the end thereof a new Section 5.04(e), to read as follows:

               (e) Senior Leverage Ratio.  Maintain a Senior Leverage Ratio for
                   ---------------------
          each Rolling Period set forth below of not more than the amount set forth below for such Rolling Period:


Rolling Period Ending Closest To       Ratio
----------------------------------  -----------
January 31, 1999                    1.30 : 1.00

April 30, 1999                      1.25 : 1.00
July 31, 1999                       1.25 : 1.00
October 31, 1999                    1.20 : 1.00
January 31, 2000                    1.10 : 1.00


          (f) A new Schedule IV to the Credit Agreement is added to the Credit Agreement in the form attached hereto as Annex A.

          SECTION 2.  Waiver.  The Required Lenders hereby waive, subject to the
                      ------
satisfaction of the conditions precedent set forth in Section 3 hereof, the requirements of Section 5.04(a) solely with respect to the Rolling Periods ending closest to January 31, 1999, April 30, 1999, July 31, 1999, October 31, 1999 and January 31, 2000.

          SECTION 3.  Conditions of Effectiveness.  This Amendment No. 2 and
                      ---------------------------
Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment No. 2 and Waiver executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment No. 2 and Waiver and the consent attached hereto executed by the Parent Guarantor and the Subsidiary Guarantors. The effectiveness of this Amendment No. 2 and Waiver is conditioned upon the accuracy of the factual matters described herein. This Amendment No. 2 and Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

          SECTION 4.  Representations and Warranties of the Borrower.  The
                      ----------------------------------------------
Borrower represents and warrants as follows:

          (a) Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment No. 2 and Waiver.

          (b) The execution, delivery and performance by the Borrower of this Amendment No. 2 and Waiver and the Loan Documents, as amended hereby, to which it is or is to be a party, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment No. 2 and Waiver or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

          (d) This Amendment No. 2 and Waiver has been duly executed and delivered by the Borrower. This Amendment No. 2 and Waiver and each of the other Loan Documents, as amended hereby, to which the Borrower is a party is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

          (e) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment No. 2 and Waiver or any of the other Loan Documents, as amended hereby.

          SECTION 5.  Reference to and Effect on the Credit Agreement and the
                      -------------------------------------------------------
Loan Documents.  (a)  On and after the effectiveness of this Amendment No. 2 and
--------------
Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 2 and Waiver.

          (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 2 and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment No. 2 and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6.  Costs and Expenses.  The Borrower agrees to pay on demand
                      ------------------
all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment No. 2 and Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          SECTION 8.  Execution in Counterparts.  This Amendment No. 2 and
                      -------------------------
Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 2 and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 2 and Waiver.

          SECTION 9.  Governing Law.  This Amendment No. 2 and Waiver shall be
                      -------------
governed by, and construed in accordance with, the laws of the State of New
York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                              By
                                -----------------------------------
                                 Title:


                              BANQUE NATIONALE DE PARIS,
                                 as Agent, Swing Line Bank,
                                 Issuing Bank and as Lender


                              By
                                -----------------------------------
                                 Title:

                              By
                                -----------------------------------

                                 Title:


                              KEYBANK NATIONAL ASSOCIATION


                              By
                                -----------------------------------
                                 Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By
                                -----------------------------------
                                 Title:


                              FIRST BANK NATIONAL ASSOCIATION


                              By
                                -----------------------------------
                                 Title:


                              UBS AG, STAMFORD BRANCH


                              By
                                -----------------------------------
                                 Title:


                              By
                                -----------------------------------
                                 Title:

                                    CONSENT

     Dated as of February __, 1999


          Each of the undersigned, as a Loan Party party to certain of the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment No. 2 and Waiver), hereby consents to such Amendment No. 2 and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment No. 2 and Waiver, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment No. 2 and Waiver, each reference in such Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment No. 2 and Waiver, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                                    IRON AGE HOLDINGS CORPORATION


                                    By
                                     -----------------------------------
                                      Title:


                                    IRON AGE INVESTMENT COMPANY


                                    By
                                     -----------------------------------
                                      Title:


                                    FALCON SHOE MFG. CO.


                                    By
                                     -----------------------------------
                                      Title:

     Annex A

                                  SCHEDULE IV

     A. The Parent Guarantor shall maintain an Interest Coverage Ratio for each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:




          Rolling Period Ending Closest To      Ratio
          --------------------------------      -----

          January 31, 1999                      1.60 : 1.00

          April 30, 1999                        1.60 : 1.00
          July 31, 1999                         1.75 : 1.00
          October 31, 1999                      1.75 : 1.00
          January 31, 2000                      1.75 : 1.00


     B. The Parent Guarantor shall maintain a Leverage Ratio for each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:



          Rolling Period Ending Closest To      Ratio
          --------------------------------      -----

          January 31, 1999                      6.25 : 1.00

          April 30, 1999                        6.25 : 1.00
          July 31, 1999                         6.25 : 1.00
          October 31, 1999                      6.25 : 1.00
          January 31, 2000                      6.00 : 1.00

     Annex B

                                   SCHEDULE V

EBITDA Schedule - To be supplied by the Company